SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

      Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.__ )

Filed by the Registrant                              [X]
Filed by a Party other than the Registrant           [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

--------------------------------------------------------------------------------

                       State Street Research Capital Trust

     -----------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


     -----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

----------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

----------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

----------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

----------------------------------------------------

(5)      Total fee paid:

----------------------------------------------------



[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)      Amount Previously Paid:

---------------------------------------------------

(2)      Form, Schedule or Registration Statement No.:

---------------------------------------------------

(3)      Filing Party:

---------------------------------------------------

(4)      Date Filed:

---------------------------------------------------

Dear Shareholder:

I would like to tell you about a special meeting of State Street Research Capital Fund shareholders which is described in the enclosed materials. A number of important proposals will be voted on, and I urge you to vote your enclosed proxy.

One proposal pertains to Rule 12b-1 fees. 12b-1 fees cover service and distribution costs for your fund. The fees cover the costs to maintain shareholder accounts, as well as selling and marketing expenditures for the sale of fund shares. You do not pay 12b-1 fees as a direct charge; rather the fund pays 12b-1 fees out of its assets as an indirect charge to you.

Many of State Street Research's peer mutual fund companies have the flexibility to ask their Trustees to increase 12b-1 fees up to a specified amount, when necessary. The enclosed proposal would provide the Trustees of the fund with similar flexibility for the fund's Class A shares. Please note, however, that if this proposal is approved, the actual amount of any increase in the 12b-1 fee would only be decided after further review by the Trustees.

The second proposal relates to changing the fund's investment objective. A major mutual fund statistical organization has introduced a new system to more finely classify funds by investment style. The fund's manager believes that the fund should be in the "mid-cap" growth category. The change in investment objective will better enable the fund to be managed in a way that is competitive with its peers in this category.

In addition to these two proposals, other proposals described in these materials will give the fund greater flexibility to manage its portfolio of investments.


The fund's Trustees, who are appointed to safeguard shareholder interests, have reviewed all the proposals and recommend that you approve them after you carefully study the enclosed materials.


I encourage you to carefully review the information that explains these proposals in detail. As a shareholder, your vote is important, and we hope that you will respond. By voting today, you can help the fund avoid the cost of follow-up communications. And to make it easier for you to respond, we have enhanced our services to now provide you with the option of voting your proxy through the Internet, as well as by mail, touch tone phone or by speaking with a customer service representative. In the meantime, if you have any questions about this proposal, please call 1-800-562-0032.

As always, we very much appreciate your support as a shareholder of State Street Research.


                                          Sincerely,

                                          /s/ Ralph F. Verni

                                          Ralph F. Verni
                                          Chairman of the Board,
                                          President and Chief Executive Officer

                               Questions & Answers
Proposal 1
----------


Q:       What is a 12b-1 fee?

A: Mutual funds pay 12b-1 fees to cover service and distribution costs, including the costs to sell and market mutual funds and to maintain shareholder accounts.

Q: The proxy requests that the Trustees have the flexibility to increase 12b-1 fees in the future. What are the fees now and what is proposed?

A: State Street Research Capital Fund may currently pay up to 0.25 of 1% (25 basis points) of the average daily net asset value represented by Class A shares for 12b-1 expenses. This proposal would allow the fund the flexibility to increase the 12b-1 fee by an additional amount of up to 0.15 of 1% (15 basis points). It is anticipated that any increase authorized by the fund's Board of Trustees would initially be substantially less than 15 basis points, but the proposal gives the Trustees the flexibility to authorize this amount, if necessary, in the future.

Q:       Why might the Trustees consider increasing these fees?

A: When financial professionals sell mutual funds, they receive a one-time commission, as well as annual fees on assets that remain in the fund on an ongoing basis. 12b-1 fees cover these fees paid to broker-dealer firms. In an increasingly competitive environment for the sale of fund shares, the Trustees might decide to permit an increase in the 12b-1 fees, so that the fund can meet the increasing costs of distribution.

Q: Why are the Trustees recommending a "yes" vote to add flexibility to increase fees?

A: Your Trustees reviewed this proposal with your interests in mind. They believe that the proposed fee increase will serve you well in the long term. They recognize that all mutual funds are facing increased competition for the sale of shares of mutual funds and that ongoing sales of shares are important to a fund's success. Additional assets ultimately benefit shareholders, as investment managers have greater access to investment opportunities and the ability to trade securities more efficiently. Also, sales help to offset redemptions that occur naturally over time.

Q: In addition to Class A shareholders, why are Class B(1) and Class B shareholders being asked to vote on this 12b-1 fee increase on Class A shares?

A: The proposed change in 12b-1 fees only applies to Class A shares. There is no change being proposed in the level of 12b-1 fees to be paid by Class B or Class B(1) shareholders. However, as a Class B or Class B(1) shareholder, you are entitled to vote on the proposal because your shares will convert to Class A shares after you hold them for 8 years.

Proposal 2
----------


Q:       Why am I being asked to change the fund's investment objective?

A: Increasingly today, investors are interested in identifying funds on the basis of the fund's investment style, such as large-cap growth or mid-cap value. Various rating services have developed systems for classifying funds. One of these major organizations has developed a new system under which funds will be more finely classified based on investment style. State Street Research, the fund's manager, believes that the fund should be in the new "mid-cap growth" category. The change in investment objective will better enable the fund to be managed in a way that is competitive with its peers in this new category.


Other Proposals
---------------


Q:       What other changes are included in the proxy materials?

A: You are also being asked to approve changing the fund's basic policies on diversification of investments, on industry concentration, on underwriting, as well as on investments in securities in which fund management or the investment adviser has an interest.


Q: Why does the fund want to change its policies on diversification of investments (Proposal 3)?


A: Under current policies, the fund is limited as to how much it can invest in one company, including any one mutual fund. The change would give the fund more flexibility to invest more in individual companies, including other mutual funds.


Q: What is the rationale for changing the fund's fundamental policy on industry concentration (Proposal 4)?


A: Currently the fund may not make an investment that would cause it to have more than 25% of its total assets invested in companies in any one industry. The fund recognizes that the way an industry is defined can vary over time and the proposed change, if adopted, would allow the fund to redefine industries as businesses evolve.


Q: What is the proposed change related to the fund's investment policy on investments in securities in which fund management or the investment adviser has an interest (Proposal 5)?


A: Under current policy, the fund is not permitted to invest in any company in which an officer or Trustee of the fund or an officer or director of the investment manager beneficially owns more than 5% of the securities of the issuer.

         Those state laws which once required this restriction are no longer in effect. The change would allow the fund more flexibility to invest in individual companies.


Q: What is the proposed change concerning the fund's policy on underwriting (Proposal 6)?


A: The fund's current fundamental policy on underwriting makes it difficult to sell certain portfolio securities even though the securities were bought for investment purposes. The change in the fund's fundamental policy on underwriting would allow the fund to sell its portfolio securities even if the fund would be considered an underwriter under the federal securities laws. The fund's purchase and sale of the securities, however, must not be for the purpose of helping the issuer market the securities to other investors.

Q:       What am I supposed to do with this material?

A: You should read the material and then vote. There are four easy ways to vote your proxy. The enclosed insert explains each of these methods.

Q:       What if I have questions?

A:       If you have questions about the proposals themselves, call
         1-800-562-0032.

         If you have questions about voting, call 1-877-392-4944.


--------------------------------------------------------------------------------
           Important additional information about the proposal is set forth in the accompanying Proxy Statement. Please read it carefully.
--------------------------------------------------------------------------------

[logo: State Street Research]

                       STATE STREET RESEARCH CAPITAL FUND

                                   A Series of
                       State Street Research Capital Trust
                              One Financial Center
                           Boston, Massachusetts 02111


               --------------------------------------------------
                            NOTICE OF SPECIAL MEETING
                                 OF SHAREHOLDERS
                         To Be Held On February 29, 2000
               ---------------------------------------------------

         A Special Meeting of Shareholders ("Meeting") of State Street Research Capital Fund (the "Fund"), a series of State Street Research Capital Trust, a Massachusetts business trust ("Trust"), will be held at the offices of the Trust, One Financial Center, 31st Floor, Boston, Massachusetts 02111, at 4:00 P.M. on Tuesday, February 29, 2000 for the following purposes:


1. For Class A, Class B and Class B(1) shareholders, voting separately, of the Fund: To amend the current plan of distribution adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, to increase the amount that may be expended for the distribution of Class A shares.

2. To revise the Fund's investment objective to provide for long-term growth of capital.

3. To amend the Fund's fundamental policies regarding diversification of investments.

4. To amend the Fund's fundamental policy regarding industry concentration.

5. To eliminate the Fund's fundamental policy on investments in companies in which fund management or the investment adviser has an interest.

6. To amend the Fund's fundamental policy regarding participation in underwritings.

7. To consider and act upon any matter incidental to the foregoing and to transact such other business as may properly come before the Meeting and any adjournments thereof.

         The matters referred to above may be acted upon at said Meeting and any adjournments thereof.

         The close of business on November 22, 1999 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and any adjournments thereof.


         IT IS VERY IMPORTANT THAT YOUR VOTING INSTRUCTIONS BE RECEIVED NO LATER THAN February 25, 2000. Instructions for shares held of record in the name of a nominee, such as a broker-dealer or trustee of an employee benefit plan, may be subject to earlier cut-off dates for receipt of such instructions established by such intermediaries to facilitate a timely response.

         YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY FORM AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. CERTAIN SHAREHOLDERS MAY ALSO VOTE BY TELEPHONE OR OVER THE INTERNET; PLEASE SEE PAGES 3 AND 4 FOR DETAILS. IF YOU DESIRE TO VOTE IN PERSON AT THE MEETING, YOU MAY REVOKE YOUR PROXY.


                                                     By Order of the Trustees
                                                     FRANCIS J. McNAMARA, III
                                                     Secretary


December 6, 1999
Date of Notice

                       STATE STREET RESEARCH CAPITAL FUND

                                   A Series of
                       State Street Research Capital Trust
                              One Financial Center
                           Boston, Massachusetts 02111

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
--------------------------------------------------------------------------------


         The following table identifies each proposal set forth in the Notice of Special Meeting of Shareholders and the checkmark [checkmark] indicates which class of the Fund's shareholders are being solicited to approve which proposal.

                                                          Class A       Class B        Class B(1)       Class C       Class S
                                                          -------       -------        ----------       -------       -------
Proposal
--------

1. Rule 12b-1 plan                                      [checkmark]   [checkmark]     [checkmark]

2. Investment objective                                 [checkmark]   [checkmark]     [checkmark]     [checkmark]   [checkmark]

3. Diversification of investments investments           [checkmark]   [checkmark]     [checkmark]     [checkmark]   [checkmark]

4. Industry concentration                               [checkmark]   [checkmark]     [checkmark]     [checkmark]   [checkmark]

5. Investments in companies in which
   Fund management has an interest                      [checkmark]   [checkmark]     [checkmark]     [checkmark]   [checkmark]

6. Underwriting                                         [checkmark]   [checkmark]     [checkmark]     [checkmark]   [checkmark]

         This Proxy Statement is furnished to the shareholders of State Street Research Capital Fund (the "Fund") in connection with the solicitation of proxies by and on behalf of the Board of Trustees of State Street Research Capital Trust (the "Trust") to be used at a Special Meeting of Shareholders of the Fund (the "Meeting") to be held at the Trust's offices, One Financial Center, 31st Floor, Boston, Massachusetts 02111, at 4:00 P.M., on Tuesday, February 29, 2000, and at any adjournments thereof.

         Shareholders of record of the Fund at the close of business on November 22, 1999 (the "Record Date") are entitled to notice of, and to vote at, the Meeting or any adjournments thereof. This Proxy Statement, Proxy form and accompanying Notice of Special Meeting of Shareholders were first sent or given to shareholders on or about December 9, 1999.


         Information on the total number of shares of each class of the Fund issued and outstanding as of the Record Date is set forth below. For each proposal, each share is entitled to one vote with a proportionate vote for each fractional share. Shareholders of the Fund will vote on all proposals, except for Proposal 1, where only Class A, Class B and Class B(1) shareholders will vote.


 Class A       Class B     Class B(1)    Class C     Class S        Total
 -------       -------     ----------    -------     -------        -----
22,779,993    23,644,952    740,715     6,338,568    3,019,101    56,523,329

                            MANNER OF VOTING PROXIES

         If the enclosed Proxy form is properly executed and returned in time to be voted at the Meeting (either by returning the paper proxy card or by submitting a proxy electronically by telephone or over the Internet), the shares represented thereby will be voted at the Meeting in accordance with the shareholder's instructions. The Proxy grants discretion to the persons named therein, as proxies, to take such further action as they may determine appropriate in connection with any other matter which may properly come before the Meeting or any adjournments thereof. The Board of Trustees for the Trust does not currently know of any matter to be considered at the Meeting other than the matters set forth in the Notice of Special Meeting of Shareholders.


         Approval of Proposal 1 requires a vote of a majority of the outstanding voting securities of Class A, Class B and Class B(1) of the Fund, voting as separate classes. Approval of each of Proposals 2 through 6 requires a vote of a majority of the outstanding voting securities of the Fund. Under the Investment Company Act of 1940, as amended (the "1940 Act"), a vote of a majority of the outstanding voting securities of the Fund or each of Class A, Class B and Class B(1) of a Fund means the vote of the lesser of: (a) 67% or more of the Fund or each of Class A, Class B and Class B(1) shares of the Fund, as the case may be, present at the meeting, if the holders of more than 50% of the Fund or the Fund's Class A, Class B and Class B(1) shares, respectively, are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund or each of Class A, Class B and Class B(1) of the Fund, as the case may be.


         The persons named as proxies may propose one or more adjournments of the Meeting without further notice to permit further solicitation of Proxies, provided such persons determine that an adjournment and additional solicitation are reasonable and in the interest of shareholders, after consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received and such vote is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of the aggregate number of shares of the class(es) of the Fund present on the relevant proposals at the Meeting in person or by proxy.


         For purposes of determining the presence of a quorum for transacting business at the Meeting and for determining whether sufficient votes have been received for approval of any proposal to be acted upon at the Meeting, abstentions may, in the discretion of the Fund, be treated as present at the Meeting and entitled to vote on the matter, but which have not been voted. For this reason, abstentions could assist the Fund in obtaining a quorum but would have the same effect as a vote against a Proposal. Broker "non-votes" ordinarily will not be considered present and entitled to vote on a Proposal. The Fund reserves discretion to count broker "non-votes" as present based on specific instructions from a broker or nominee. Broker non-votes are proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have, or choose not to exercise, discretionary power.

         A shareholder may vote:


o        By telephone:
         -Through fully automated touch-tone voting or -Verbally, with a telephone representative;

o        Over the Internet;

o        By mail; or

o        In person at the Meeting.

By Telephone
------------

                  There are two convenient methods to vote by using the telephone. (Please note, however, that these two telephone methods of voting are not available to shareholders whose shares are held by a broker or other intermediary on the shareholder's behalf.) If telephone voting is available for a shareholder's account, toll-free telephone numbers will be printed on the Proxy form. Prior to calling, the shareholder should read the Proxy Statement and have his or her Proxy form at hand.

                  First, a shareholder may use the automated touch-tone voting method by calling the toll-free number for that method provided on the Proxy form. At the prompt, the shareholder enters the control number provided on the Proxy form, then follows the menu.

                  Second, a separate toll-free number is provided on the Proxy form for shareholders who wish to speak to a telephone representative directly and give verbal instructions. The telephone representative will assist the shareholder with the voting process. The representative will not be able to assist any shareholder with information that is not contained in the Proxy Statement, and the representative will not make recommendations on how to vote on any proposal. Telephone calls will be recorded.

                  A written confirmation of the shareholder's telephone instructions will be mailed within 72 hours. The shareholder should immediately call 1-877-392-4944 toll-free between 9 A.M. and 6 P.M. Monday through Friday Boston time if no confirmation is received or if the shareholder's instructions have not been properly reflected.

Internet Voting
---------------

                  Certain shareholders may vote over the Internet. If a control number appears on the front of the Proxy form, a shareholder may log on to www.ssrfunds.com and click on the proxy voting button. Prior to logging on, the shareholder should read the Proxy Statement and have his or her Proxy form at hand. Enter the control number provided on the Proxy form, and follow the instructions on the screen. If a shareholder receives more than one Proxy form he or she may vote them during the same session. Each card has a different control number.

                  A person submitting votes by telephone or over the Internet is deemed to represent that he or she is authorized to vote on behalf of all owners of the account, including spouses or other joint owners. By using the telephone or the Internet to submit voting instructions, the shareholder is authorizing First Data Investor Services Group, Inc. ("FDISG"), a proxy solicitation firm, and its agents, to execute a proxy to vote the shareholder's shares at the Meeting as the shareholder has indicated.

         Shareholders voting their Proxies by either telephone method or over the Internet should not return their Proxy forms by mail.

By Mail
-------

         To vote by mail, the shareholder should date and sign the Proxy form included with this Proxy Statement and return the form in the envelope provided.

         Any shareholder who has given a Proxy, by telephone, over the Internet or in written form, has the right to revoke it at any time prior to its exercise by submitting a subsequent telephone or electronic vote, or a written notice of revocation or a later-dated Proxy, or by attending the Meeting and voting his or her shares in person.

         The Trust believes that the procedures for authorizing the execution of a Proxy by telephone or over the Internet set forth above are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately recorded.

         In some cases, proxy solicitation materials may be included in one package for more than one account with the same tax I.D. number and address of record.

         FDISG and its agents will assist with the mailing and tabulation effort and may also solicit Proxies by contacting shareholders by telephone. All the costs of the solicitation will be borne by the Fund. The Fund's cost for FDISG to assist with inquiries and make calls to solicit proxies is not expected to exceed $25,000. The

Fund also will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of shares of the Fund. Representatives of State Street Research Service Center and other representatives of the Trust may also solicit proxies.

         Questions about the proposals should be directed to State Street Research Service Center at 1-800-562-0032, One Financial Center, Boston, Massachusetts 02111. Upon request, State Street Research Service Center also will provide the annual report and most recent semiannual report succeeding the annual report, if any, for the Fund without charge.

         Listed below are the persons and entities who were the record or beneficial owners of 5% or more of any class of shares of the Fund as of September 30, 1999. Such owners may disclaim beneficial ownership of all or part of the shares listed for them.

                                                         Amount and Nature of
                 Name and Address of                     Beneficial Ownership
Class            Beneficial Owner                        (number of shares)               % of Class
-----            -------------------                     --------------------             ----------
B                Merrill Lynch, Pierce,                       5,732,777                   23.2%
                 Fenner & Smith Inc.
                 For the Sole Benefit of its Customers
                 4800 DeerLake Drive East
                 Jacksonville, FL 32246-6484

C                Merrill Lynch, Pierce,                       1,724,614                   54.0%
                 Fenner & Smith Inc.
                 For the Sole Benefit of its Customers
                 4800 DeerLake Drive East
                 Jacksonville, FL 32246-6484

S                Chase Manhattan Bank N.A.                    4,468,783                   68.4%
                 Trustee, Pension Plans in
                 MetLife Savings Plan Program
                 4 New York Plaza
                 New York, NY 10004-2413

S                MetLife Defined                                490,448                    7.5%
                 Contribution Group
                 600 Parsippany Road
                 Parsippany, NJ 07054-3715

S                G.F. Bennett                                   389,797                    6.0%
                 c/o State Street Research
                 Service Center
                 One Financial Center
                 Boston, MA 02111

         Listed below are the amounts of the Fund's shares owned by the Trustees, and by the Trustees and principal officers, as a group, as of September 30, 1999.

                                                         Amount and Nature of
                     Name of                             Beneficial Ownership
Class            Officer/Trustee                         (number of shares)               % of Class
-----            -------------------                     --------------------             ----------
A                Dean O. Morton(1)                              158,395                   Less than 1%
                 Ralph F. Verni(1)                               21,327                   Less than 1%
                 Michael S. Scott Morton(1)                      13,794                   Less than 1%

                 Trustees and Principal
                   Officers as a Group                          193,641                   Less than 1%

S                Trustees and Principal
                   Officers as a Group                           11,766                   Less than 1%

----------------
(1)May include shares held by family members as to which the individual may disclaim beneficial ownership.

         State Street Research & Management Company (the "Investment Manager") serves as investment manager of the Fund and State Street Research Investment Services, Inc. (the "Distributor") serves as distributor of the Fund. The Investment Manager and the Distributor are located at One Financial Center, Boston, Massachusetts 02111 and are indirect, wholly-owned subsidiaries of Metropolitan Life Insurance Company ("Metropolitan"). Metropolitan and its affiliated entities have indicated that with respect to shares of the Fund for which they have voting authority, they intend to vote for and against each proposal in the same relative proportion as do the other shareholders of the Fund who cast votes at the Meeting.

                                   PROPOSAL 1
                AMENDMENT OF CURRENT RULE 12B-1 DISTRIBUTION PLAN
                   WITH RESPECT TO CLASS A SHARES OF THE FUND


         This proposal would amend the Fund's plan of distribution pursuant to Rule 12b-1 under the 1940 Act (the "Plan"). The proposal, if adopted, would permit the Fund to pay fees under the Plan which are higher than the amount currently permitted but no higher than 40 basis points (0.40 of 1% or .0040) of the average daily net asset value of Class A shares of the Fund. The Plan currently permits annual fees of up to 25 basis points (0.25 of 1% or .0025) of the average daily net asset value represented by Class A shares. It is currently anticipated by the Trustees and the Distributor that the amount which the Fund's Board of Trustees will actually authorize for payment by the Fund will be substantially less than the incremental 15 basis points being proposed, but shareholders are being asked to provide the Trustees with the flexibility to authorize such payment if it should appear to be appropriate because of future circumstances. In addition, if the proposal is adopted, eligible expenses incurred in connection with sales of Class A shares would be deemed reimbursable in subsequent years. Generally, the Plan is currently construed to limit reimbursement for expenditures incurred in any prior year. There is no change being proposed in the level of Rule 12b-1 fees to be paid by Class B or Class B(1) shareholders. However, Class B and Class B(1) shareholders are entitled to vote as separate classes because their shares will convert to Class A shares if they are held for certain periods of time.


         Consistent with a widespread practice in the mutual fund industry, Class A shares of the Fund are sold subject to a one-time front-end sales charge (generally about 5.75% of the amount of the sale in the case of a sale of up to $50,000), which is paid by the investor. The financial intermediary responsible for the sale receives a commission and usually also receives an annual service fee in an amount equal to a percentage of the customer's assets remaining in the Fund on an ongoing basis. Currently, the Fund pays service fees in the amount of 25 basis points of the average daily net asset value of Class A shares. The Distributor has advised the Trustees that the amount of the current payments with respect to Class A shares of the Fund are becoming uncompetitive. The heightened competition for the sale of shares by mutual funds has resulted in increased costs of distribution.

         Under the current versions of the Plan, the Fund is not well-positioned to respond to these developments in the costs of selling shares and servicing shareholders. The Distributor's expenditures incurred in connection with the distribution and marketing of Class A shares and the servicing of Class A shareholder accounts has exceeded the amounts paid to the Distributor under the Plan with respect to the Class A shares. Any further increases in the cost of distribution would continue to widen this shortfall. Many comparable mutual funds currently have the flexibility in their Rule 12b-1 plans to meet these increasing costs. The Distributor and Trustees believe that the Fund and its shareholders will be disadvantaged if the Trustees are not afforded similar flexibility to respond to marketplace developments.

         Accordingly, the Distributor has asked the Trustees to increase the limit on the amount payable by the Fund under its Plan. The current 25 basis point fee would be increased to an amount established by the Trustees for the Fund, but in no event will the fee be greater than 40 basis points of the average daily value of net assets attributable to Class A shares of the Fund. The Trustees have approved the implementation of the increase only as necessary to meet increased expenses.

         The amount of fees and expenses the Fund actually has paid under the current versions of its Plan during its most recent fiscal year, both in the aggregate and as a percentage of the Fund's average daily net asset value, as well as the amount of fees and expenses that the Fund would have paid if the proposed amendment to the Plan had been in effect for the last fiscal year, are shown below. All payments have been, or would be, made to the Distributor.

For the fiscal year ended September 30, 1999

Annual Fund Operating Expenses
(as a percentage of average net assets)


                                                 Class A                   Class B(1)               Class B
                                            ------------------         ------------------      ------------------
                                            Actual   Pro Forma         Actual   Pro Forma      Actual   Pro Forma
                                             1999                       1999                    1999
Management fee                              0.73          0.73         0.73   (No change       0.73    (No change
Service/distribution (12b-1) fees           0.25          0.40         1.00        from        1.00        from
Other expenses                              0.42          0.42         0.42      actual)       0.42       actual)
                                            ----          ----         ----                    ----
Total annual fund operating expenses*       1.40          1.55         2.15                    2.15
                                            ====          ====         ====                    ====

*Because some of the fund's expenses
 have been reduced through expense
 offset arrangements, actual total
 operating expenses for the prior year
 would have been:                           1.38          1.53         2.13                    2.13

         The aggregate amount of the 12b-1 fee for Class A shares during the fiscal year ended September 30, 1999 was $878,289. Had the proposed 12b-1 fee been in effect during 1999, the 12b-1 fee would have been $1,405,262.


         The Example below assumes that you invested $10,000 over the years indicated, reinvested all distributions, earned a hypothetical 5% annual return and paid the maximum applicable sales charges. For Class B and Class B(1) shares, the Example also assumes the automatic conversion to Class A shares after eight years. Where two numbers are shown separated by a slash, the first number assumes you sold all your shares at the end of the period, while the second assumes that you continued to hold your shares of the Fund. Where there is only one number, the expenses would be the same either way.

Example                             Class A                       Class B(1)                      Class B
                               ------------------             ------------------             ------------------
                               Actual   Pro Forma             Actual   Pro Forma             Actual   Pro Forma
                                1999                           1999                           1999
                       Year
                          1       $709         $724           $718/$218  (No change       $718/$218  (No change
                          3       $993       $1,036           $973/$673     from          $973/$673      from
                          5     $1,297       $1,371       $1,354/$1,154   actual)     $1,354/$1,154     actual)
                         10     $2,158       $2,314              $2,292   $2,330             $2,292    $2,230

         The Plan currently permits the Fund to reimburse the Distributor for, among other things, payments to broker-dealers and others who sell Class A shares, as well as direct out-of-pocket expenditures incurred by the Distributor. The provisions of the Plan have been applied in a manner which limits the amount of such reimbursement in any one year to the amount of fees generated by the Plan during the year. If the fees in any one year are insufficient to meet the reimbursable expenses incurred by the Distributor, the Distributor must pay those expenses using its own resources. The Distributor believes that this type of restriction is now uncommon. The Distributor believes that it is fundamentally fair to allow it to recover its expenses in subsequent periods, and this approach would be taken if the proposed amendment is adopted.


         The Fund's 12b-1 fees will continue to comply with NASD limits which are designed to ensure that Rule 12b-1 fees, in combination with front-end loads and deferred loads, do not exceed the economic equivalent of the regulatory limits on front-end fees standing alone.


         Trustees Consideration and Recommendation. The Trustees of the Trust
         ------------------------------------------
have unanimously approved the proposed amendment to the Plan.


         In connection with their review, the Trustees were advised by the Distributor that retention and growth of the Fund's assets are crucial to the Fund's long-term success and that the current pricing structure of the Class A shares could leave the Fund at a competitive disadvantage if the Fund is unable to respond to changing market conditions. The Trustees considered numerous factors, including:

[ ] The increasingly difficult competitive environment for sales of mutual fund shares;

[ ] The investment benefits to the Fund of positive cash flow and greater assets, such as access to investment opportunities, and the ability to trade portfolio securities more efficiently;

[ ] The need to pay financial advisers, broker-dealers and others for distribution and service-related activities at competitive levels to maintain the scope and quality of services expected by shareholders and to ensure continued access to distribution channels;

[ ] The need for open-end mutual funds, such as the Fund, to generate at least enough sales of fund shares to offset typical amounts of redemptions, and thus allow the Investment Manager to manage Fund assets without being forced to sell securities to honor redemptions;


[ ] The increase in 12b-1 expenses paid by the Fund in connection with Class A shares; and

[ ] The current and pro forma expense ratios applicable to Class A shares as compared with the expense ratios of comparable funds with which the Fund competes.

         The Trustees also recognized and considered that possible benefits may be realized by the Distributor and the Investment Manager as a result of the adoption of the amendments to the Plan. As noted above, one effect of the proposed change would be to enable the Distributor to recover certain types of expenses that it currently is funding from its own resources. Another effect could be increases in the investment management fees payable to the Investment Manager by the Fund (which are calculated as a percent of net assets) if Fund assets grow as a result of the amendments to the Plan.

         If approved, the Plan, as amended, will continue in effect for up to one year from the date of approval, and then from year to year so long as it is approved by a majority of the Board of Trustees, including a majority of the Independent Trustees of the Board. The Plan may be terminated at any time by the Board, or the Class A shareholders, of the Fund and will terminate automatically if it is assigned. The Plan may not be amended to increase materially the amount of the fee payable under the Plan unless the increase is approved by the Class A, Class B and Class B(1) shareholders, voting separately, of the Fund.

         The Plan relating to Class A shares was adopted as of February 17, 1993, and has not been substantially amended since then.

         If the proposal is not approved by the Class A shareholders of the Fund, the Trustees will reevaluate the matter and consider alternatives. If the proposal is approved by Class A shareholders but not by Class B(1) or Class B shareholders, the Fund may elect to establish a new class which provides the Class B(1) or Class B shareholders with substantially the same terms as the current Class A.

         The Trustees of the Trust recommend that you vote FOR Proposal 1.


                                   PROPOSAL 2
                    TO AMEND THE FUND'S INVESTMENT OBJECTIVE


         A revision in the Fund's investment objective is being proposed in order to provide flexibility in managing the Fund in light of changes in the mutual fund industry and the needs of investors. Increasingly today, investors are interested in identifying funds on the basis of the fund's investment style, such as large-cap growth, mid-cap value, or similar descriptions. With a clearer understanding of the investment style of a fund, investors can determine how a given fund fits their personal investment strategy and how to allocate their assets to different funds accordingly.

        To help investors differentiate among investment styles, Lipper Analytical Services, Inc. ("Lipper"), an independent research firm that publishes data on mutual funds, is developing a new system for categorizing funds based on investment style. Under the current system, funds are generally classified based on their investment objectives, the flexibility the investment manager has, and how aggressively the funds can be managed. Under the new system, funds will be assigned to a particular category, and will be rated and ranked within that category, based on some of the same criteria but also a number of additional considerations. These considerations will include a fund's investment style, the capitalization size of its holdings and other portfolio characteristics, and its historical performance, among other things. Other rating services, such as Morningstar, Inc., have classified and rated funds under a system using comparable characteristics for several years, and the Investment Manager believes that shareholders are increasingly using style differentiation for purposes of their personal financial planning.


         Currently, the Fund is in the "capital appreciation" category. Under the Lipper proposals, the Fund is expected to be placed in the "mid-cap growth" category, which is comprised of funds with portfolios of mid-capitalization size companies whose long-term earnings are expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged index. If the Fund continues to follow the current investment objective after it is placed in the proposed new mid-cap growth category, potential confusion for shareholders may result. The Fund's performance could appear to be higher or lower depending on market conditions relative to its new peers in the mid-cap growth category. The appearance of inconsistent relative performance is not in the best interest of shareholders because of the possibility of confusion as to whether their personal objectives are being achieved. In addition, it could be detrimental to the Fund over the long term, because of possible redemptions by existing shareholders and the possible lack of investment by new investors, both of which can cause the Fund to decrease in size and cause its expenses to be higher as a percentage of its assets.

         This recommended change in the Fund's investment objective would enable the Fund to compete with its new peers and would more closely align the Fund with its new Lipper category. If the proposed change in investment objective is approved, the Fund intends to seek long-term growth of capital by focusing more on mid-cap growth stocks, with less emphasis on emerging growth and undervalued stocks. The Fund generally expects that most of its investments will be in stocks of companies that are of comparable size to companies in the Russell Midcap(TM) Growth Index, or a similar index. In addition, the Fund intends to change its name to "State Street Research Mid-Cap Growth Fund."

         The Fund's current investment objective is:

                  "To seek to provide maximum capital appreciation by investing primarily in common and preferred stocks and convertible debt securities of emerging growth companies and companies considered to be undervalued special situations, as determined by the fund's investment manager."

         The proposed investment objective is:

                  "To seek to provide long-term growth of capital."


         The Trustees believe that the proposed revision in the investment objective is in the best interest of the Fund and its shareholders. The Trustees, including the Trustees who are not interested persons, recommend a vote FOR approval of this proposal. If the proposal is not approved by the shareholders, the Fund's present investment objective will remain in effect.


                                   PROPOSAL 3
               TO AMEND THE FUND'S FUNDAMENTAL POLICIES REGARDING
                         DIVERSIFICATION OF INVESTMENTS

         The Fund currently has two fundamental policies that limit the amount the Fund may invest in any one issuer. This proposal, if adopted, would change those limitations and enable the Fund to take advantage of opportunities to invest a greater percentage of Fund assets in certain issuers.

         Under the current policies, the Fund may not invest more than 5% of its total assets in any one issuer (the "5% issuer test"). In addition, the Fund may not invest in an issuer if the investment would result in the Fund owning more than 10% of the outstanding voting securities of an issuer (the "10% securities test"). The major difference between the current policies and proposed policy is that under the proposed policy, the two tests would only apply to 75% of the Fund's assets. As a result, the Fund would have the investment flexibility to exceed the 5% issuer test and the 10% securities test as to the remaining 25% of its assets.

         The added flexibility to invest more in one issuer would enable the Fund to take advantage of potential investment opportunities where, for example, a particular issuer appears to be very attractive because of its investment potential, its high creditworthiness, or any other compelling financial reasons. In addition, where a relatively low number of other comparable issuers exists, the Fund could be interested in investing more in the limited number of issuers available. In short, circumstances can arise where the best interests of shareholders can be served by investing more in certain companies.

         Under the current policies, securities issued by the U.S. Government, its agencies or instrumentalities are not included in the percentage limitations. The proposed policy would expand that exclusion by excluding from the Fund's diversification policy any securities that are U.S. Government securities, as defined under the 1940

Act and as interpreted by the Securities and Exchange Commission ("SEC"), rather than excluding only those securities issued by the U.S. Government, its agencies and instrumentalities.

         Currently, under the Fund's diversification policy investments in other investment companies are limited to 5% of the Fund's assets. However, such investments may help the Fund achieve greater diversification because they represent interests in diversified pools of assets. Under the proposed policies, shares of other investment companies will also be excluded from the percentage limitations. The 1940 Act has provisions governing the amount of assets that one mutual fund may invest in another mutual fund. The proposed policy revisions would enable the Fund to utilize the flexibility made available under SEC interpretations and the recent amendment to the 1940 Act that enable a mutual fund to invest more of its assets than previously allowed in unaffiliated and affiliated mutual funds. For example, rather than invest directly in a number of small capitalization growth stocks, the Fund could invest in one or more mutual funds that focus on such stocks. By investing in another mutual fund with a large portfolio in a given sector, the Fund could obtain greater diversification than by investing in a few stocks directly.

         The current fundamental policies regarding diversification of investments for the Fund read as follows:

         "[The Fund may not] purchase the securities of any issuer if such purchase at the time thereof would cause more than five percent (5%) of the total assets of the Fund to be invested in the securities of any one issuer; but this restriction shall not apply to obligations of the government of the United States of America or to obligations of any corporation organized under a general Act of Congress if such corporation is an instrumentality of the United States;

and

         [The Fund may not] purchase the securities of any issuer if such purchase at the time thereof would cause more than ten percent (10%) of any class of securities of such issuer (as disclosed by the last available financial statement of such issuer) to be held by the Fund."

         The policy on diversification, if this proposal is adopted, would read as follows:

         "[The Fund may not] purchase a security of any one issuer (other than securities of other investment companies, and U.S. Government securities as defined under the Investment Company Act of 1940, as amended, and as interpreted from time to time by the Securities and Exchange Commission) if such purchase would, with respect to 75% of the Fund's total assets, cause more than 5% of the Fund's total assets to be invested in the securities of such issuer or cause more than 10% of the outstanding voting securities of such issuer to be held by the Fund."

         The Trustees believe that the proposed policy revisions are in the best interests of the Fund and its shareholders. The Trustees, including the Trustees who are not interested persons, recommend a vote FOR approval of this proposal. If the proposal is not approved by the shareholders of the Fund, the Fund's present investment policies will remain in effect.


                                   PROPOSAL 4
                     TO AMEND THE FUND'S FUNDAMENTAL POLICY
                        REGARDING INDUSTRY CONCENTRATION


         The Fund currently has a fundamental policy that limits the amount that can be invested in companies in any one industry. However, the way in which an industry can be defined can vary over time. This proposal, if adopted, would make clear that the Fund has the flexibility to redefine industries as businesses evolve.

         The Fund's current policy on the concentration of its investments contains specific examples of how a few industries will be defined, and can be misconstrued as implying that no other kinds of distinctions will be made for other industries. The Fund, in fact, has always reserved the right to define industries as appropriate over time on the basis of evolutionary changes in the overall economy and in specific businesses. For example, the burgeoning growth and changes in what was formerly grouped together as the electronics industry is now considered by the Fund to involve separate industries for electronic components and electronic equipment. The proposed change in the Fund's industry concentration policy would make clear that the Fund has the flexibility to define and redefine industries over time as economic and market conditions evolve.


         The current fundamental policy regarding industry concentration for the Fund reads as follows:

         "[The Fund may not] make any investment which would cause more than 25% of the value of the Fund's total assets to be invested in securities of issuers principally engaged in any one industry (for purposes of this restriction, (a) utilities will be divided according to their services so that, for example, gas, gas transmission, electric and telephone companies will each be deemed in a separate industry, (b) oil and oil related companies will be divided by type so that, for example, oil production companies, oil service companies and refining and marketing companies will each be deemed in a separate industry and (c) securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities shall be excluded)."

         The policy on industry concentration, if this proposal is adopted, would read as follows:


         "[The Fund may not] make any investment which would cause more than 25% of the value of the Fund's total assets to be invested in the securities of issuers principally engaged in any one industry."


         The Trustees believe that the proposed policy revision is in the best interests of the Fund and its shareholders. The Trustees, including the Trustees who are not interested persons, recommend a vote FOR approval of this proposal. If the proposal is not approved by the shareholders of the Fund, the Fund's present investment policy will remain in effect.


                                   PROPOSAL 5
              TO ELIMINATE THE FUND'S FUNDAMENTAL POLICY REGARDING INVESTMENTS IN COMPANIES IN WHICH FUND MANAGEMENT OR
                MANAGEMENT OF INVESTMENT ADVISER HAS AN INTEREST

         This proposal, if adopted, would eliminate the Fund's fundamental investment policy that limits the amount the Fund may invest in securities of an issuer in which its officers and Trustees, as well as the officers and directors of its investment adviser, have in the aggregate more than a 5% beneficial interest in the securities of that issuer. Specifically, that policy prohibits the Fund from:

         "[Purchasing] for, or [retaining] in, its portfolio any security of an issuer if, to the knowledge of the Fund, those of its officers and directors and officers and directors of its investment adviser who individually own beneficially more than 1/2 of 1% of the securities of such issuer, when combined, own beneficially more than 5% of the securities of such issuer taken at market."

         The Trustees have concluded that it is in the best interest of the Fund and its shareholders to eliminate the policy on investments in companies in which Fund management or management of the Fund's investment adviser has an interest. The current policy was adopted primarily because certain state securities laws (i.e., "blue sky" laws) contained that restriction, and state securities law administrators required many mutual funds to adopt it as a fundamental policy. The National Securities Markets Improvement Act of 1996, however, no longer has made mutual funds, such as the Fund, subject to state law restrictions on permissible investments by mutual funds, and the 1940 Act does not apply any equivalent restriction. As a result, the limitation no longer is required by law.

         The Trustees also have determined that the limitation no longer is necessary to protect the Fund from potential abuse. The current restriction provides little protection to the Fund because market capitalizations of mid-sized companies, the companies in which the Fund primarily invests, currently are so large that the opportunity for officers, Trustees and directors to acquire 5% of a company's securities is limited. Moreover, each of the Fund and the Investment Manager has a Code of Ethics that broadly limits the investment activities of officers, Trustees and directors where there is, or potentially could be, a conflict of interest between them and the Fund. Specifically, those Codes of Ethics prohibit those persons from trading in securities that are being considered for the Fund's portfolio, have been recommended for the Fund's portfolio or which recently were purchased by the Fund.

         None of the Trustees or officers of the Fund or directors or officers of the Investment Manager owns more than 5% of a company in which the Fund may invest.

         The Trustees, including the Trustees who are not interested persons, recommend a vote FOR approval of this proposal. If the proposal is not adopted by the shareholders, the Fund's present investment policy would remain in effect.


                                   PROPOSAL 6
                TO AMEND THE FUND'S FUNDAMENTAL POLICY REGARDING
                         PARTICIPATION IN UNDERWRITINGS

         The proposal, if adopted, would amend the Fund's fundamental policy regarding the Fund's participation in underwritings of securities. It would allow the Fund to sell securities it has acquired for investment purposes, provided that the Fund would not help the issuer market the securities to other investors.

         The purpose of the current policy is to prevent the Fund from assuming the risk of underwriting securities, that is, agreeing with an issuer to purchase the issuer's securities at a specified price and then marketing those securities to potential investors without that price being first tested by the markets. If that specified price is more than the price other investors are willing to pay, the underwriter would incur a loss when it sold the securities. It is not in the best interest of the Fund or its shareholders to assume that risk of underwriting securities.

         The Fund may have legitimate reasons for investing in certain securities that do not create an underwriting risk for the Fund but which would cause the Fund to be deemed to be an underwriter if the Fund attempted to sell the securities to other investors. For example, many securities that are restricted as to resale provide the Fund with significant investment opportunities. However, if the Fund attempted to dispose of those securities, even after holding them for a significant period of time, the Fund could be deemed to be an underwriter under the Federal securities laws. Under the current policy, that sale could be prohibited even if it was in the best interest of the Fund and its shareholders and even though there was no agreement or understanding between the Fund and the issuer to purchase the securities at a guaranteed price and then market the securities to other investors.

         The Fund's policy on underwriting, if this proposal is adopted, would permit the Fund to purchase and sell securities for its own portfolio, even though the sale of securities would cause the Fund to be an underwriter, provided that the Fund does not purchase and sell the securities for the purpose of helping the issuer to distribute the securities to other investors. If the proposal is adopted, no material change in current investment practice is anticipated.

         The fundamental policy regarding participation in underwritings currently reads as follows:

         "[The Fund may not] underwrite or participate in the marketing of securities of other issuers, although the Fund may, acting alone or in syndicates or groups purchase or otherwise acquire securities of other issuers for investment, either from the issuers or from persons in a control relationship with the issuers or from underwriters of such securities."

         The policy on participation in underwritings, if adopted, would read as follows:

         "[The Fund may not] underwrite or participate in the marketing of securities of other issuers, except (a) the Fund may, acting alone or in a syndicate or group, purchase or otherwise acquire securities of other issuers for investment, either from the issuers or from persons in a control relationship with the issuers or from underwriters of such securities; and (b) to the extent that, in connection with the disposition of the Fund's securities, the Fund may be a selling shareholder in an offering or deemed to be an underwriter under certain federal securities laws."

         The Trustees, including the Trustees who are not interested persons, recommend a vote FOR approval of this proposal. If the proposal is not approved by the Fund's shareholders, the Fund's present investment policy will remain in effect.


                    OTHER MATTERS TO COME BEFORE THE MEETING

         The Trustees of the Trust do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying Proxy will vote thereon in accordance with their judgment.

                       NO ANNUAL MEETINGS OF SHAREHOLDERS

         There will be no annual or further special meetings of shareholders of the Trust unless required by applicable law or called by the Trustees of the Trust in their discretion.

         Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary, State Street Research Capital Trust, One Financial Center, Boston, Massachusetts 02111. Shareholder proposals should be received in a reasonable time before the solicitation is made.


       WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE FILL IN, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS NECESSARY IF IT IS MAILED IN THE UNITED STATES. CERTAIN SHAREHOLDERS MAY ALSO VOTE BY TELEPHONE OR OVER THE INTERNET; PLEASE SEE PAGES 3 AND 4 FOR DETAILS.


December 6, 1999
Date of Proxy Statement

                              [FRONT OF PROXY CARD]


                 VOTE BY TELEPHONE, ON THE INTERNET OR BY MAIL


         Vote this proxy card TODAY! Your prompt response will save your Fund the expense of additional mailings.

Option 1: Automated Touch Tone Voting: Call toll-free 1-888-221-0697 Option 2: Telephone Rep. Assisted Voting: Call toll-free 1-877-392-4944 Option 3: Over the Internet at www.ssrfunds.com
Option 4: Return this proxy card using the enclosed envelope

   Special Meeting of Shareholders--February 29, 2000 *** CONTROL NUMBER: ***

           [arrow] Please detach at perforation before mailing [arrow]

                       STATE STREET RESEARCH CAPITAL FUND
                 a series of State Street Research Capital Trust


         The undersigned hereby appoints Ralph F. Verni, Francis J. McNamara, III and Darman A. Wing, and each of them, as proxies with full power of substitution to act for and vote on behalf of the undersigned all shares of the above fund, which the undersigned would be entitled to vote if personally present at the Special Meeting of the Shareholders to be held at the principal offices of the fund, One Financial Center, 31st Floor, Boston, Massachusetts 02111, at 4:00 P.M. on February 29, 2000, or at any adjournments thereof, on the items described on the other side of this form, as set forth in the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement dated December 6, 1999, receipt of which is acknowledged by the undersigned. PLEASE INDICATE ANY CHANGE OF ADDRESS BELOW. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.


        IF NOT VOTING BY PHONE OR THE INTERNET, IT IS IMPORTANT THAT THIS
             PROXY BE SIGNED AND RETURNED IN THE ENCLOSED ENVELOPE.


DATE:___________________________

NOTE: Please date and sign exactly as name or names appear hereon and return in the enclosed envelope, which requires no postage. When signing as attorney, executor, trustee, guardian or officer of a corporation, please give title as such.

------------------------------------------------------------

------------------------------------------------------------
Signature(s) if held jointly (Title(s), if required)

CONTINUED ON REVERSE SIDE

--------------------------------------------------------------------------------
PLEASE DETACH AND RETURN BOTTOM PORTION IN THE ENCLOSED ENVELOPE
--------------------------------------------------------------------------------


If a choice is specified for a proposal, this proxy will be voted as indicated. IF NO CHOICE IS SPECIFIED FOR A PROPOSAL, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. In their discretion the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Board of Trustees recommends a vote FOR each proposal.


1. For Class A, Class B and Class B(1) shareholders, voting separately, of the
   Fund: To amend the current plan of distribution adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, to increase the amount that may be expended for the distribution of Class A Shares.

                                             FOR [ ]   AGAINST [ ]   ABSTAIN [ ]

2. To revise the Fund's investment objective to provide for long-term growth of capital.

                                             FOR [ ]   AGAINST [ ]   ABSTAIN [ ]

3. To amend the Fund's fundamental policies regarding diversification of investments.

                                             FOR [ ]   AGAINST [ ]   ABSTAIN [ ]

4. To amend the Fund's fundamental policy regarding industry concentration.

                                             FOR [ ]   AGAINST [ ]   ABSTAIN [ ]

5. To eliminate the Fund's fundamental policy on investments in companies in which fund management or the investment adviser has an interest.

                                             FOR [ ]   AGAINST [ ]   ABSTAIN [ ]

6. To amend the Fund's fundamental policy regarding participation in underwritings.

                                             FOR [ ]   AGAINST [ ]   ABSTAIN [ ]


I PLAN TO ATTEND THE MEETING:                YES [  ]          NO [  ]

                           PLEASE SIGN ON REVERSE SIDE

                              REQUEST TO RECONSIDER
                       PRIOR [ABSTENTION] ["AGAINST" VOTE]

                                     (date)

To Shareholders of the State Street Research Capital Fund:

Recently we solicited your proxy vote on a number of important proposals. Because you returned a proxy form which indicated that you [abstained from voting] [voted "Against"] on one or more proposals that are still open, we are contacting you again to ask that you reconsider your [abstention] [vote "Against"] and vote "For" all proposals. The Fund is very close to the requisite vote to approve the proposals and your vote may make a difference. The meeting has been adjourned to allow more time to obtain votes.

The open proposals are proposal(s) [proposal number(s)]. Proposal(s) [Numbers] would help the Fund achieve its investment objective. If the proposals are approved, the Investment Manager would have more investment flexibility in the future to adapt to changing market environments, and to invest in a broader range of investment vehicles, all in the best interests of shareholders. [Proposal 1, relating to the Fund's Rule 12b-1 plan, would help to provide the Trustees with greater flexibility to adjust the Fund's Rule 12b-1 fees to accommodate future competitive conditions. The proposals are described in more detail in the Proxy Statement. Please call 1-800-562-0032 if you need another copy of the Proxy Statement.

Please indicate your vote, sign and return promptly the enclosed Supplemental Proxy form in the special accompanying envelope. Returning your Supplemental Proxy form in the accompanying envelope will expedite processing and does not require any postage from you. (If your return envelope is for Federal Express, call for free pick-up at 1-800-238-5355.)

You may receive a telephone call urging you to return your Supplemental Proxy form. If you have any questions, please contact the State Street Research Service Center toll-free nationwide at 1-800-562-0032 between 8 a.m. and 6 p.m. Boston time.

                                                     Thank you.

                                                     State Street Research
                                                     Service Center

                             SUPPLEMENTAL PROXY FORM

               Special Meeting of Shareholders--February 29, 2000


The undersigned hereby submits this Supplemental Proxy to make the below indicated changes to the [vote(s)] [abstention(s)] previously submitted by the undersigned in connection with a Special Meeting of Shareholders as described in a related Proxy Statement dated December 6, 1999.


THIS SUPPLEMENTAL PROXY WILL SUPERSEDE ANY PRIOR PROXY FORM SUBMITTED.

If a choice is specified for a proposal, this proxy will be voted as indicated. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IF NO CHOICES ARE SPECIFIED FOR ANY PROPOSALS, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. In their discretion the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Board of Trustees recommends a vote FOR all proposals.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.
             IF NOT VOTING BY PHONE OR THE INTERNET, IT IS IMPORTANT
                     THAT THIS PROXY BE SIGNED AND RETURNED
                            IN THE ENCLOSED ENVELOPE.

                          DATE: ___________________________________

                          NOTE: Please date and sign exactly as name or names appear hereon and return in the enclosed envelope, which requires no postage. When signing as attorney, executor, trustee, guardian or officer of a corporation, please give title as such.

                          ------------------------------------------------------

                          ------------------------------------------------------
                          (Signature(s) if held jointly (Title(s), if required)

                            CONTINUED ON REVERSE SIDE

                                                                          FOR         AGAINST          ABSTAIN
1.          For Class A, Class B and Class B(1) shareholders, voting      [ ]           [ ]              [ ]
            separately, of the Fund: To amend the current plan of
            distribution adopted pursuant to Rule 12b-1 under the
            Investment Company Act of 1940, as amended, to increase
            the amount that may be expended for the distribution of
            Class A Shares.

2.          To revise the Fund's investment objective to provide for      [ ]           [ ]              [ ]
            long-term growth of capital.

3.          To amend the Fund's fundamental policies regarding            [ ]           [ ]              [ ]
            diversification of investments.

4.          To amend the Fund's fundamental policy regarding              [ ]           [ ]              [ ]
            industry concentration.

5.          To eliminate the Fund's fundamental policy on                 [ ]           [ ]              [ ]
            investments in companies in which fund management or the
            investment adviser has an interest.

6.          To amend the Fund's fundamental policy regarding              [ ]           [ ]              [ ]
            participation in underwritings.



                                                                          YES           NO
I PLAN TO ATTEND THE MEETING:                                             [ ]           [ ]


                           PLEASE SIGN ON REVERSE SIDE

--------------------------------------------------------------------------------

                          [Custom House tower graphic]
                 State Street Research Online Proxy Vote Center

--------------------------------------------------------------------------------


Please Enter Control Number from Your Proxy Card: _ _ _ _ _ _ _ _ _ _ _ _ _ _

    Check here / / to vote in favor of all proposals as the Board recommends, then click the VOTE button below.
                                      -OR-
        To vote on each proposal separately, click the VOTE button only.

                                  [VOTE BUTTON]

If you have specific questions on voting or voting procedures, please call 1-877-392-4944 between the hours of 9:00 a.m. and 6:00 p.m. eastern time, Monday through Friday. For questions on a specific proxy proposal, please call a Service Center representative at 1-800-562-0032 between the hours of 8:00 a.m. and 6:00 p.m. eastern time, Monday through Friday.

[GRAPHIC IMAGE OF GENERIC PROXY CARD]

                                          proxyweb.com is a service of
                                          Management Information Services Corp.

                                          Full service proxy specialists

                                          This site is best viewed
                                          using Netscape or Internet
                                          Explorer versions 3.0 or
                                          higher and using a display
                                          resolution of 800 X 600.

[LOGO:  State Street Research]

                          Internet Proxy Voting Service
                                Proxy Voting Form
                      State Street Research Capital Trust:
                       State Street Research Capital Fund


THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" EACH PROPOSAL.


--------------------------------------------------------------------------------


Proposal 1.       For Class A, Class B and Class B(1) shareholders, voting
                  separately of the Fund: A proposal to amend the current plan of distribution adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, to increase the amount that may be expended for the distribution of Class A shares.



                                      FOR [  ]     AGAINST [  ]     ABSTAIN [  ]

Proposal 2.       To revise the Fund's investment objective to provide for
                  long-term growth of capital.



                                      FOR [  ]     AGAINST [  ]     ABSTAIN [  ]

Proposal 3.       To amend the Fund's fundamental policies regarding
                  diversification of investments.



                                      FOR [  ]     AGAINST [  ]     ABSTAIN [  ]

Proposal 4.       To amend the Fund's fundamental policy regarding industry
                  concentration.



                                      FOR [  ]     AGAINST [  ]     ABSTAIN [  ]

Proposal 5.       To eliminate the Fund's fundamental policy on investments in companies in which fund management or the investment adviser has an interest.



                                      FOR [  ]     AGAINST [  ]     ABSTAIN [  ]

Proposal 6.       To amend the Fund's fundamental policy regarding participation in underwritings.



                                      FOR [  ]     AGAINST [  ]     ABSTAIN [  ]

================================================================================

               Please refer to the proxy statement for a complete
                          discussion of the proposals.

================================================================================

   To receive email confirmation, enter your email address here: _____________


                 Press this button to /SUBMIT/ your Proxy Vote.
             Please review your selections carefully before voting.

  If you vote more than once on the same proposal, only your last (most recent)
                         vote will be considered valid.

                            PROPOSED TELEPHONE SCRIPT
                       STATE STREET RESEARCH CAPITAL FUND
                         Special Meeting of Shareholders
                               _____________, 1999


THIS IS [NAME OF CALLER] _____________________________ CALLING ON BEHALF OF YOUR STATE STREET RESEARCH CAPITAL FUND.

MR./MRS. __________________________ AS OF YET WE HAVE NOT RECEIVED YOUR VOTED PROXY. SINCE A NEW PROXY HAS JUST BEEN MAILED TO YOU, WE ARE HOPING THAT YOU WOULD TAKE THIS OPPORTUNITY TO VOTE YOUR PROXY OVER THE PHONE.

[IF THE SHAREHOLDER WISHES TO VOTE]

GREAT, MR./MRS. __________________.

[IF PROPOSAL 1 IS STILL OPEN.] PROPOSAL NUMBER ONE IS STILL OPEN FOR A VOTE. PROPOSAL NUMBER ONE RELATES TO AMENDING THE RULE 12b-1 PLAN TO INCREASE THE AMOUNT THAT MAY BE EXPENDED FOR THE DISTRIBUTION OF CLASS A SHARES AS DESCRIBED IN THE PROXY STATEMENT. WOULD YOU LIKE TO VOTE TO APPROVE THE AMENDMENT OF THE RULE 12b-1 PLAN, AS DESCRIBED IN THE PROXY STATEMENT?

[IF PROPOSAL 2 IS STILL OPEN.] PROPOSAL NUMBER TWO IS STILL OPEN FOR A VOTE. PROPOSAL NUMBER TWO RELATES TO THE AMENDMENT OF THE FUND'S INVESTMENT OBJECTIVE TO PROVIDE FOR LONG-TERM GROWTH OF CAPITAL. WOULD YOU LIKE TO VOTE TO AMEND THE FUND'S OBJECTIVE, AS DESCRIBED IN THE PROXY STATEMENT?

[IF PROPOSAL 3 IS STILL OPEN.] PROPOSAL NUMBER THREE IS STILL OPEN FOR A VOTE. PROPOSAL NUMBER THREE RELATES TO AMENDING THE FUND'S FUNDAMENTAL POLICIES REGARDING THE DIVERSIFICATION OF INVESTMENTS. WOULD YOU LIKE TO VOTE TO AMEND THE FUND'S FUNDAMENTAL POLICIES REGARDING DIVERSIFICATION OF INVESTMENTS, AS DESCRIBED IN THE PROXY STATEMENT?

[IF PROPOSAL 4 IS STILL OPEN.] PROPOSAL NUMBER FOUR IS STILL OPEN FOR A VOTE. PROPOSAL NUMBER FOUR RELATES TO AMENDING THE FUND'S FUNDAMENTAL POLICIES REGARDING INDUSTRY CONCENTRATION. WOULD YOU LIKE TO VOTE TO AMEND THE FUND'S FUNDAMENTAL POLICIES

REGARDING INDUSTRY CONCENTRATION, AS DESCRIBED IN THE PROXY STATEMENT?

[IF PROPOSAL 5 IS STILL OPEN.] PROPOSAL NUMBER FIVE IS STILL OPEN FOR A VOTE. PROPOSAL NUMBER FIVE RELATES TO ELIMINATING THE FUND'S FUNDAMENTAL POLICY REGARDING INVESTMENTS IN COMPANIES IN WHICH FUND MANAGEMENT OR THE INVESTMENT ADVISER HAS AN INTEREST. WOULD YOU LIKE TO VOTE TO ELIMINATE THE FUND'S FUNDAMENTAL POLICY REGARDING INVESTMENTS IN COMPANIES IN WHICH FUND MANAGEMENT OR THE INVESTMENT ADVISER HAS AN INTEREST, AS DESCRIBED IN THE PROXY STATEMENT?

[IF PROPOSAL 6 IS STILL OPEN.] PROPOSAL NUMBER SIX IS STILL OPEN FOR A VOTE. PROPOSAL NUMBER SIX RELATES TO AMENDING THE FUND'S FUNDAMENTAL POLICY REGARDING PARTICIPATION IN UNDERWRITINGS. WOULD YOU LIKE TO VOTE TO AMEND THE FUND'S FUNDAMENTAL POLICY REGARDING PARTICIPATION IN UNDERWRITINGS, AS DESCRIBED IN THE PROXY STATEMENT?

THANK YOU FOR VOTING YOUR PROXY. THERE IS NO NEED TO RETURN YOUR PROXY CARD UNLESS YOU WISH TO CHANGE YOUR VOTE. WOULD YOU LIKE US TO SEND YOU A WRITTEN CONFIRMATION OF YOUR VOTE?

[IF THE SHAREHOLDER DECLINES TO VOTE]

THANK YOU FOR YOUR TIME AND HAVE A GOOD DAY.

[BUCKSLIP]

[STATE STREET RESEARCH LOGO]

                       Four easy ways to vote your proxy.
                Choose the method that's most convenient for you
                           and vote your proxy today!


1. Vote by Automated Touch Tone Telephone. If a telephone number appears on the upper left corner of your proxy card, you may vote by telephone.

                         Call Toll-Free: 1-888-221-0697

Enter the control number that appears on the front of your proxy card and follow the voice prompts to record your vote. Telephone voting is available 24 hours a day, 7 days a week. If you have received more than one proxy card, each card has a different control number and must be voted separately. You can vote all of your cards on the same phone call.

2. Vote by Speaking with a Telephone Representative. If a telephone number appears on the upper left corner of your proxy card, you may vote by telephone. A telephone representative will assist you with the voting process. They are available between 9 a.m. and 6 p.m. Monday through Friday eastern time.

                         Call Toll-Free: 1-877-392-4944

3. Vote over the Internet. If a control number appears on the front of your proxy card, you may vote over the Internet. Log on to:

                                www.ssrfunds.com

and click on the proxy voting button. Enter the control number that appears on the front of your proxy card and follow the instructions on the screen. You can vote all cards in the same session.

4. Vote by mail. Sign your proxy card(s) and return them in the enclosed postage-paid envelope. Note: Your proxy is not valid unless it is signed.

Note: If you vote by telephone or Internet, please do not return your proxy card(s).

DOCSC\776369.10